Exhibit 99.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT, dated as of June 30, 2011 (this “Agreement”), by and between DECISIONPOINT SYSTEMS, INC., a Delaware corporation (the “Company”), with headquarters located at 19655 Descartes, Foothill Ranch, CA 92610-2609, and SIGMA OPPORTUNITY FUND II, LLC, with headquarters located at 800 Third Avenue, Suite 1701, New York, NY  10022 (the “Holder”).

W I T N E S S E T H:

WHEREAS, the Holder is the beneficial owner of a certain senior subordinated secured note (the “Note”) in the aggregate principal amount of $4,000,000 issued by DecisionPoint Systems, Inc. (“Old DecisionPoint”) pursuant to a certain Note Purchase Agreement (the “Note Purchase Agreement”), dated as of May 18, 2011, between Old DecisionPoint and the Holder;

WHEREAS, as a result of the merger of Old DecisionPoint with and into 2259736 Ontario Inc., a wholly owned subsidiary of the Company (“Merger Sub”), which occurred on June 15, 2011, the Note became an obligation of Merger Sub;

WHEREAS, the Company authorized a new series of convertible preferred stock entitled “Series C Cumulative Convertible Preferred Stock” (the “Preferred Stock”), which Preferred Stock is convertible into shares of common stock of the Company (the “Common Stock”) in accordance with the Certificate of Designation (as defined below).  The rights, preferences and other terms and provisions of the Preferred Stock are set forth in the Certificate of Designation of the Powers, Preferences and Relative, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series C Cumulative Convertible Preferred Stock of the Company, as filed with the Secretary of State of the State of Delaware and attached hereto as Annex I (the “Certificate of Designation”).  The shares of Common Stock issuable upon conversion of shares of Preferred Stock are referred to herein as the “Conversion Shares” and the Preferred Stock, Common Stock and the Conversion Shares are collectively referred to herein as the “Securities”; and

WHEREAS, the Holder wishes to acquire, and the Company wishes to issue, upon the terms and conditions stated in this Agreement, 1,250,000 shares (the “Preferred Shares”) of Preferred Stock in exchange for the Note.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

           1.           EXCHANGE AND CLOSING.

(a)           Issuance of Shares.
  Upon the terms and subject to the conditions of this Agreement, the Company shall issue to the Holder and the Holder shall acquire from the Company, the Preferred Shares dated and issued as of the Closing Date (as defined below) in exchange for the surrender and cancellation of the Note (the “Exchange Transaction”).  In connection with the Exchange Transaction, the Company shall also issue and deliver to the Holder, on the Closing Date, 475,000 shares (the “Common Shares”) of Common Stock for no additional consideration (the “Common Shares Grant”) (subject to adjustment for any reorganizations, stock splits, stock dividends, stock issuances of securities in excess of the fully diluted number of securities outstanding as of the Closing Date or other similar transactions occurring after the Closing Date).

(b)           Closing.
  The closing (“Closing”) of the Exchange Transaction and Common Shares Grant shall occur at the offices of Moomjian, Waite & Coleman, LLP, 100 Jericho Quadrangle, Jericho, New York 11753.  The date and time of the Closing (the “Closing Date”) shall be at 10:00 a.m., New York time, on June 30, 2011 or such other mutually agreed to time.

(c)           Closing Documents and Payments.  At the Closing, (i) the Company shall deliver to the Holder certificates representing the Preferred Shares and Common Shares, (ii) the parties shall execute and deliver an Investor Rights Agreement (the “Investor Rights Agreement”), in the form attached hereto as Annex II, (iii) the Company shall deliver to the Holder an opinion of Sichenzia Ross Friedman Ference LLP, counsel to the Company, dated the Closing Date, addressed to Holder, in form, scope and substance reasonably satisfactory to Holder, substantially in the form attached as Annex III, and (iv) the Company shall pay to the Holder, in cash, an amount equal to $117,333.33, representing all accrued and unpaid interest on the Note through the Closing Date, provided, however, in lieu of making this payment the Company shall issue 15,000 shares of Common Stock  to Holder, 15,000 shares of Common Stock to Sigma Capital Advisors, LLC and 36,667 shares of Preferred Stock to Holder.

2.           REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE HOLDER.

The Holder represents and warrants to, and covenants and agrees with, the Company as follows:

(a)           Purchase for Investment.
  The Holder is acquiring the Securities for its own account for investment and not with a view towards the public sale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “1933 Act”); and the Holder has no intention of making any distribution, within the meaning of the 1933 Act, of the Securities except in compliance with the registration requirements of the 1933 Act or pursuant to an exemption therefrom;

(b)           Accredited Investor and Experience.
  The Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the 1933 Act.  The Holder is sophisticated and experienced in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Holder is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(c)           Authority.
  The Holder has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other agreements executed by the Holder in connection herewith and to consummate the transactions contemplated hereby and thereby and this Agreement has been duly and validly authorized, duly executed and delivered by the Holder and, assuming due execution and deliver by the Company, is a valid and binding agreement of the Holder enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or law.

(d)           Reoffers and Resales.
  The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities unless registered under the 1933 Act, pursuant to an exemption from registration under the 1933 Act or in a transaction not requiring registration under the 1933 Act.

(e)           Title.           The Holder has good title to the Note free and clear of any and all restrictions, mortgages, pledges, encumbrances, liens, rights, title or interests of others (collectively, “Liens”), other than restrictions under applicable securities laws.

(f)           Information Provided.
  The Holder and its advisors, if any, have been furnished with all information relating to the business, finances and operations of the Company and materials relating to the issuance of the Securities deemed relevant by them so as to all the Holder to make an informed investment decision prior to entering into this Agreement (assuming the accuracy and completeness of the reports and documents filed by the Company with the Securities and Exchange Commission (“SEC”) or other governmental authority during the two years prior to the date hereof).

(g)           Absence of Other Assurances.  The Holder has not received and is not relying upon any other oral or written assurances regarding the Company, the Exchange Transaction or any matters not expressly recited in this Agreement.

(h)           Company Reliance.
  The Holder understands that the Securities are  being offered and sold to the Holder in reliance on one or more exemptions from the registration requirements of the 1933 Act, including, without limitation, Regulation D, and exemptions from state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein, in order to determine the availability of such exemptions and the eligibility of the Holder to acquire or receive an offer to acquire the Securities;

(i)           Holder Status.
  The Holder is not a “broker” or “dealer” as those terms are defined in the Securities Exchange Act of 1934, as amended (the “1934 Act”) which is required to be registered with the SEC pursuant to Section 15 of the 1934 Act.

(j)           General Solicitation.  Holder is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(k)           Certain Transactions and Confidentiality.  Other than consummating the transactions contemplated hereunder, Holder has not directly or indirectly, nor has any person or entity acting on behalf of or pursuant to any understanding with such Holder executed any purchases or sales, including Short Sales (as defined below), of the securities of the Company during the period commencing as of the time that Holder first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof.  Notwithstanding the foregoing, in the case of an entity that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such entity’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such entity’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to the other party to this Agreement and the Holder’s representatives and affiliates, Holder has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). For purposes of this Section, “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

3.           REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE COMPANY.

The Company represents and warrants to, and covenants and agrees with, the Holder that, except as otherwise set forth on Schedule A to this Agreement, the representations and warranties of Old DecisionPoint set forth in Section 4 of the Note Purchase Agreement, as modified by the schedules to such Note Purchase Agreement, are true and correct as of the Closing Date with respect to the Company and each of its Subsidiaries (as defined in the Note Purchase Agreement) and the transaction contemplated by this Agreement and are hereby incorporated by reference herein as if expressly set forth herein.

4.           CERTAIN COVENANTS.

(a)           Transfer Restrictions.
  The Holder acknowledges and agrees that the Securities have not been and, except as provided in the Investor Rights Agreement, are not being registered under the provisions of the 1933 Act or any state securities laws, and that the Securities may not be transferred unless the Securities are registered under the 1933 Act or an exemption from registration applies.

(b)           Restrictive Legends.
  (1) The Holder acknowledges and agrees that the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Securities):

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY [AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(2)           Once the Registration Statement as defined in and required to be filed by the Company pursuant to the Investor Rights Agreement has been declared effective or particular Securities are eligible for resale pursuant to Rule 144 under the 1933 Act without restriction, thereafter, upon request of Holder, the Company will substitute certificates without restrictive legend for certificates for any such Securities issued prior to the time of such eligibility which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three business days after surrender of such certificates by the Holder.

(c)           Reporting Status.
  While the Securities are outstanding, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

(d)           State Securities Laws.
  The Company has taken such action as necessary to qualify, or to obtain an exemption for, the issuance of the Preferred Shares and Common Shares to the Holder as contemplated hereby under such of the securities laws of jurisdictions in the United States as shall be applicable thereto.  The Company shall furnish the Holder with copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities laws.

(e)           Holding Period for the Preferred Shares.
  Pursuant to Rule 144 under the 1933 Act, the holding period of the Preferred Shares (and the Conversion Shares issuable upon conversion of the Preferred Shares) shall tack back to May 18, 2011, the date the Note was originally issued by Old DecisionPoint.  The Company agrees not to take a position contrary to this paragraph.  The Company agrees to take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions, necessary to issue the Preferred Shares (and any Conversion Shares issuable upon conversion of the Preferred Shares) without restriction and not containing any restrictive legend without the need for any action by the Holder, subject to the requirements of state securities or other applicable laws.  The Preferred Shares are being issued in substitution and exchange for and not in satisfaction of the Note.  The Preferred Shares shall not constitute a novation or satisfaction and accord of the Note.

(f)           Limitation on Certain Transactions.  So long as the Holder beneficially owns in the aggregate at least 250,000 shares of Common Stock (including shares of Common Stock underlying the Preferred Stock) (as adjusted for stock splits, stock dividends, reorganizations and the like), without the prior written consent of Holder, which consent shall not be unreasonably withheld, the Company shall not (i) issue or sell or agree to issue or sell any (A) shares of preferred stock or (B) debt with an interest rate above 12% and/or a conversion feature at or below the Conversion Value (as defined in the Certificate of Designation), (ii) increase the number of authorized shares of any class of its preferred stock or (iii) authorize or create any new class or series of preferred stock (or any take any action which would result in another class or series of preferred stock); provided that the limitation of this Section 4(f) shall not apply to preferred stock issued in payment of dividends on the Company’s Preferred Stock pursuant to the terms of the Certificate of Designation. Notwithstanding the foregoing, if Holder has not been paid all accrued, earned and payable dividends and other amounts due on the Preferred Stock, then the aforementioned restrictions shall apply so long as holder owns any Preferred Stock or at least 250,000 shares of Common Stock.

(g)           Reservation of Common Stock. The Company has reserved a sufficient number of authorized shares to provide for the issuance of Conversion Shares upon the full conversion of the Preferred Stock.

(h)           Appointment of Directors; Committee Independence.  So long as the Holder beneficially owns a minimum of 100,000 shares of Common Stock (including shares of Common Stock underlying the Preferred Stock) (as adjusted for stock splits, stock dividends, reorganizations and the like), the Board of Directors of the Company (the “Board”) shall be comprised of eight directors, one (1) of which shall be nominated by Holder and a majority of which shall be independent and mutually agreed between the Company and Holder, provided, however such agreement will not be unreasonably withheld.  Without limiting the generality of the foregoing the Board as currently comprised in acceptable.   Notwithstanding the foregoing, if Holder has not been paid all accrued, earned and payable dividends and other amounts due on the Preferred Stock, then the aforementioned restrictions shall apply so long as holder owns any Preferred Stock or at least 100,000 shares of Common Stock. The Company shall include Holder’s nominee as part of the slate proposed by the Company that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of directors by the Company’s stockholders, recommend that its stockholders vote in favor of Holder’s nominee and otherwise use its best efforts to cause the nominee of Holder to be elected to the Board.  Holder shall also have the right to appoint one observer to attend all meetings of the Board and committees thereof, which observer shall prior to attending any meetings of the Board or its committees execute a Non-Disclosure Agreement that is reasonably acceptable to the Company.  The Company shall maintain an Audit Committee and Compensation Committee, each of which shall be composed entirely of independent directors.  Maydan Rothblum shall be a member of the Audit Committee and the Compensation Committee, unless prohibited by the rules of a national securities exchange on which the Common Stock is then listed, in which case he shall be an observer to such committee.  Determination of a director’s independence shall be made in accordance with the independence listing standards of Nasdaq as set forth in the Nasdaq Marketplace Rules; provided that if the Company’s Common Stock is listed for trading on another national securities exchange, then such determination shall be made in accordance with the rules and regulations of that market.

(i)           Financial Information.  From and after the Closing Date, the Company shall deliver to Holder such financial and other information regarding the Company and its business as Holder may reasonably request.

(j)           Capitalization.  In the event that there are any inaccuracies in the capitalization table set forth in Schedule A hereto that result in the number of shares of Preferred Stock or Conversion Shares issued to Holder or its affiliates to be inaccurate, the Company shall promptly issue to Holder and/or its affiliates such number of shares of Preferred Stock or Conversion Shares, as applicable, necessary so that the Holder and its affiliate shall have collectively received the correct number of shares of Preferred Stock and Conversion Shares (17.6% of the Company’s fully diluted shares of Common Stock) pursuant to this Agreement.

(k)           Limitation on Business Time.  Until Holder no longer holds any Preferred Stock or Common Stock, in order to protect the legitimate business interests of the Holder and the integrity of its investment, the Company shall cause its executive officers, including, without limitation, the Chief Executive Officer and Chief Financial Officer, to devote at least 90% of their business time to the business and affairs of the Company.  Without limiting the generality of the foregoing, Nicholas Toms shall resign no later than July 31, 2011 as CEO of Cape Systems Group, Inc. (formerly Vertex Interactive, Inc.); provided that he may remain non-executive Chairman of Cape Systems Group, Inc.  Until Holder no longer holds any Preferred Stock or Common Stock, in the event that the affiliation of any executive officer of the Company with any other entity, including, without limitation Cape Systems and iTek, causes such officer to be unable to devote at least 90% of his business time to the business of the Company, such officer shall resign from such position.

(l)           Affiliate Loans.  Until Holder holds less than 250,000 shares of Common Stock (including shares of Common Stock underlying the Preferred Stock) (as adjusted for stock splits, stock dividends, reorganizations and the like), the Company shall cause the interest rate accruing on the outstanding balance of the Company’s accounts payable obligations to its Chief Financial Officer (the “Accounts Payable Obligation”) to be 12% per annum until such time as the annual dividend rate on the Preferred Stock is increased to (i) 12% per annum (month 17), at which time the interest rate on the affiliate accounts payable obligations shall be 16% and (ii) 20% per annum (month 31), at which time the interest rate of the affiliate accounts payable obligations shall be 25%.  Repayment of all or any portion of the Accounts Payable Obligation or other accounts payable obligation to any affiliate of the Company shall not be made except upon the prior written consent of the Holder. Notwithstanding the foregoing, if Holder has not been paid all accrued, earned and payable dividends and other amounts due on the Preferred Stock, then the aforementioned restrictions shall apply so long as holder owns any Preferred Stock or at least 250,000 shares of Common Stock.

(m)           Transactions with Affiliates.  Other than an accounts payable obligation referred to in paragraph (l) above, the Company will not pay, and will not permit any of its subsidiaries, directly or indirectly, to pay, any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with, any joint enterprise or other joint arrangement with, any affiliate of the Company, except, on terms to the Company or any of its subsidiaries no less favorable than terms that could be obtained by the Company or such subsidiary from a person or entity that is not an affiliate of the Company, as determined in good faith by the Board of Directors.

(n)           Additional Share Issuances.  (i) If at any time, pursuant to the Arrangement Agreement, dated October 20, 2010, as amended, among the Company, Old DecisionPoint and MergerSub (the “Arrangement Agreement”), the Company is required to issue additional shares of Common Stock (the “Additional Shares Issuance”) to its shareholders, the Company shall issue to the Holder and its affiliate such number of shares of Common Stock as is necessary for the Holder and its affiliate to maintain the same beneficial ownership percentage, on a fully diluted basis, after the Additional Shares Issuance as they had before the Additional Shares Issuance.

(ii)           If, as of August 15, 2011, the Company shall recognize an impairment loss, as reflected in the Purchase Price Statement prepared and delivered in accordance with Section 3.14 of the Arrangement Agreement, of (A) up to $1.5 million, then, if on or before August 31, 2012, the Company has not collected an aggregate of $1.5 million (the “Threshold Amount”) from Empressario, Inc. and/or N. Harris Computer Corporation (collectively, the “Company Debtors”), the Company shall issue 500,000 shares of Common Stock (subject to adjustment for any reorganizations, stock splits, stock dividends, stock issuances of securities in excess of the fully diluted number of securities outstanding as of the Closing Date or other similar transactions occurring after the Closing Date) to the Holder within three (3) business days thereafter, or (B) between $1.5 million and $2.5 million, then for every $15,000 of the Threshold Amount not collected by the Company on or before August 31, 2012 from the Company Debtors, the Company shall issue 10,000 shares of Common Stock (up to a maximum of 500,000 shares) (subject to adjustment for any reorganizations, stock splits, stock dividends, stock issuances of securities in excess of the fully diluted number of securities outstanding as of the Closing Date or other similar transactions occurring after the Closing Date) to the Holder within three (3) business days thereafter, or (C) between $2.5 million and $3 million, then for every $15,000 of the Threshold Amount not collected by the Company on or before August 31, 2012 from the Company Debtors, the Company shall issue 5,000 shares of Common Stock (up to a maximum of 500,000 shares) (subject to adjustment for any reorganizations, stock splits, stock dividends, stock issuances of securities in excess of the fully diluted number of securities outstanding as of the Closing Date or other similar transactions occurring after the Closing Date) to the Holder within three (3) business days thereafter.

(o)           Maintenance of Property; Insurance.  (i) The Company will keep, and will cause each of its subsidiaries to keep, all property which, in the reasonable business judgment of the Company, is useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

(ii)           The Company will maintain, and will cause each of its subsidiaries to maintain, with financially sound and responsible insurance companies, insurance, in at least such amounts and against such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties, including without limitation, director and officer insurance in an amount not less than $5,000,000.

(p)           Conduct of Business and Maintenance of Existence.  The Company will continue, and will cause each of its subsidiaries to continue, to engage in business of the same general type as now conducted by the Company, and will preserve, renew and keep in full force and effect, and will cause each of its subsidiaries to preserve, renew and keep in full force and effect, their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business, except where the failure to do so would not have a material adverse effect on the business, properties, operations, condition (financial or other), results of operation or prospects of the Company and its subsidiaries, taken as a whole.

(q)           Compliance with Laws.  The Company will comply, and will cause each of its subsidiaries to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except where compliance therewith is contested in good faith by appropriate proceedings.

(r)           Investment Company Act.  The Company will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended.

(s)           Limitations on Liens.  So long as the Holder beneficially owns 250,000 shares of Common Stock (including shares of Common Stock underlying the Preferred Stock) (as adjusted for stock splits, stock dividends, reorganizations and the like), the Company will not itself, and will not permit any of its subsidiaries to, create, assume or suffer to exist any Lien (including, without limitation, the lien or retained security title of a conditional vendor), upon all or any part of its property of any character, whether owned on the Closing Date or thereafter acquired, except:

(i)              Liens upon any property of any of the Company’s subsidiaries as security for indebtedness owing by such subsidiary to the Company;

(ii)            Liens existing on the Closing Date and listed in Schedule A; and

(iii)           Permitted Liens (as defined below).

(iv)          Liens on property (other than intellectual property) of the Company securing debt with an interest rate below 12% that does not contain a conversion feature at or below the Conversion Value (as defined in the Certificate of Designation).

           Notwithstanding the foregoing, if Holder has not been paid all accrued, earned and payable dividends and other amounts due on the Preferred Stock, then the aforementioned restrictions shall apply so long as holder owns any Preferred Stock or at least 250,000 shares of Common Stock.

For purposes of this Agreement, “Permitted Liens” shall mean the individual and collective reference to the following: (A) liens for taxes, assessments and other governmental charges or levies not yet due or liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (B) liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ liens, statutory landlords’ Liens, and other similar liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien and (C)  the lien granted to Silicon Valley Bank.

(t)           Notice of Defaults.  The Company shall notify the Holder promptly, but in any event not later than five days after the Company becomes aware of the fact, of any failure by the Company to comply with this Section 4.

5.           MISCELLANEOUS.

(a)           Governing Law.
  THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)           Headings.
  The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(c)           Severability.
  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(d)           Notices.
  Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be sent by mail, personal delivery, telephone line facsimile transmission or courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown in the introductory paragraph or on the signature page of this Agreement or such other address (or telephone line facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision.  In the case of any notice to the Company, such notice shall be addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Executive Officer (facsimile number (949) 859-3647), and a copy shall also be given to: Sichenzia Ross Friedman Ference LLP, Attention: Gregory Sichenzia (facsimile number (212) 930-9725), and in the case of any notice to the Holder, such notice shall be addressed to the Holder at its address shown in the introductory paragraph of this Agreement, Attention: Managing Member, and a copy shall be given to: Moomjian, Waite & Coleman, LLP, 100 Jericho Quadrangle, Jericho, New York 11753, Attention: Kevin W. Waite (facsimile number (516) 937-5050).

(e)           Counterparts.
  This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.  A telephone line facsimile or electronic transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

(f)           Entire Agreement; Benefit.
  This Agreement, including the Annexes and Schedules hereto, and the transactions contemplated hereby, constitute the entire agreement between the parties hereto with respect to the subject matter hereof.  There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein.  This Agreement, including the Annexes, supersedes all prior agreements and understandings, whether written or oral, between the parties hereto with respect to the subject matter hereof.  This Agreement and the terms and provisions hereof are for the sole benefit of only the Company, the Holder and their respective successors and permitted assigns.

(g)           Waiver.
  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealing between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

(h)           Amendment.
  This Agreement may be amended or modified only upon the written consent of the Company and Holder.

(i)           Further Assurances.
  Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

(j)           Assignment of Rights and Obligations.
  Neither this Agreement nor any of the rights, interest or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any party hereto without the prior written consent of the other party.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(k)           Expenses.
  The Company shall be responsible for its expenses (including, without limitation, the legal fees and expenses of its counsel), incurred by it in connection with the negotiation and execution of, and closing under, and performance of, this Agreement.  The Company shall be obligated to pay the reasonable costs, legal fees and expenses of the Holder incurred in connection with the negotiation and execution of this Agreement (“Holder’s Costs”).  The Holder’s Costs shall be included in the detailed accounting of the fees and expenses of Holder for which the Company is responsible under the Note Purchase Agreement.  All expenses incurred in connection with registrations, filings or qualifications contemplated by this Agreement shall be paid by the Company.  The Company shall pay on demand all expenses incurred by the Holder after the Closing Date, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) the negotiation, preparation or execution of any amendment, modification or waiver of this Agreement or the Investor Rights Agreement, (2) any default or breach of any of the Company’s obligations set forth in this Agreement, the Investor Rights Agreement or the Certificate of Designation, and (3) the enforcement or restructuring of any right of, including the collection of any payments due, the Holder under any this Agreement, the Investor Rights Agreement or the Certificate of Designation, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Holder.  Except as otherwise provided in this Section 5(k), each of the Company and the Holder shall bear their own expenses in connection with this Agreement and the transactions contemplated hereby.

(l)           Survival.
  The respective representations, warranties, covenants and agreements of the Company and the Holder contained in this Agreement and the documents delivered in connection with this Agreement shall survive the execution and delivery of this Agreement and the Investor Rights Agreement and the Closing hereunder, and shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any entity or individual controlling or acting on behalf of the Holder or by the Company or any entity or individual controlling or acting on behalf of the Company for a period ending on the date which is six years after the Closing Date.

(m)           Construction.
  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below their signatures hereto.

SIGMA OPPORTUNITY FUND II, LLC

By:	Sigma Capital Advisors, LLC,
its managing member

By:	/s/ Thom Waye
Thom Waye
Manager

Address:
800 Third Avenue
Suite 1701
New York, New York 10022

Facsimile No.: (212) 292-2685

DECISIONPOINT SYSTEMS, INC.

By:	/s/ Donald W. Rowley
Name: Donald W. Rowley
Title: CFC

By:
Name:
Title:

Address:
19655 Descartes
Foothill Ranch, CA 92610-2609
Facsimile No.:

[Exchange Agreement Signature Page]